INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (ALBERTA)

EQUAL ENERGY LTD.

NUMBER

NO4197951

SHARES

*0*****

0**

0

****0**

*****0*

THIS CERTIFIES THAT

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SPECIMEN
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IS THE REGISTERED HOLDER OF

ZERO

CUSIP: 29390Q109
ISIN: CA29390Q1090

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT NOMINAL OR PAR VALUE

in the Capital Stock of the above named Corporation transferable on the books of the Corporation by the registered holder in person or by duly authorized attorney in writing upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.

DATED: **29 APRIL 2010**

President & CEO

CFO

OLYMPIA TRUST COMPANY
TRANSFER AGENT, CALGARY, ALBERTA

BNY TRUST COMPANY OF CANADA
CO-AGENT, TORONTO, ONTARIO

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By: ____________________

(AUTHORIZED OFFICER)

OLYMPIA TRUST COMPANY
REGISTRAR, CALGARY, ALBERTA

BNY TRUST COMPANY OF CANADA
CO-AGENT, TORONTO, ONTARIO

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By: ____________________

(AUTHORIZED OFFICER)

SECURITY INSTRUCTIONS ON REVERSE   VOIR LES INSTRUCTIONS DE SECURITE AU VERSO

The shares represented by this Certificate are transferable at the offices of Olympia Trust Company in the City of Calgary, Alberta and at the offices BNY Trust Company of Canada, in Toronto, Ontario

4197951

THE CLASS OF SHARES REPRESENTED BY THIS CERTIFICATE HAS RIGHTS, PRIVILEGES, RESTRICTIONS OR CONDITIONS ATTACHED TO IT. THE CORPORATION WILL FURNISH TO SHAREHOLDERS, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES INSOFAR AS THE SAME HAVE BEEN FIXED BY THE DIRECTORS, AND THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

____

(Name and address of transferee)

____

____

____ shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

_____________________________________ the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

Dated: ______________________ 20____ Signature: ______________________________

(Signature of Shareholder)

Signature Guaranteed By: ______________________________

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a major Canadian Schedule 1 bank or a member of a recognized Medallion Signature Guarantee Program.

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.

